Exhibit 10.3

AMENDMENT NO. 1, dated as of May 6, 2008 (this “Amendment”), between LOCAL INSIGHT REGATTA HOLDINGS, INC., a Delaware corporation (the “Borrower”) and JPMORGAN CHASE BANK, N. A., a national banking association, as administrative agent for the Lenders (as defined below) (in such capacity, the “Administrative Agent”), to the Credit Agreement, dated as of April 23, 2008 (the “Credit Agreement”), among the Borrower, the Guarantors, the several banks and other financial institutions as are, or may from time to time become, parties to the Credit Agreement (each a “Lender” and, collectively, the “Lenders”), and JPMorgan Chase Bank, N. A., as Administrative Agent and Collateral Agent.

Capitalized terms used and not otherwise defined herein shall have the meanings assigned to them in the Credit Agreement (as amended hereby).

WHEREAS, the Administrative Agent and the Borrower have jointly identified a technical omission in the Credit Agreement;

WHEREAS, paragraph 3 of Section 10.1 of the Credit Agreement provides that the Borrower and the Administrative Agent may make certain amendments to the Credit Agreement; and

WHEREAS, the Borrower and the Administrative Agent wish to appoint Natixis as a Co-Documentation Agent;

NOW, THEREFORE, in consideration of the premises contained herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto, intending to be legally bound hereby, agree as follows:

SECTION 1 Amendments. Section 1.1 of the Credit Agreement is hereby amended effective as of the date hereof as follows:

1.1 The following defined terms shall be added to Section 1.1 of the Credit Agreement in alphabetical order:

“Agents” shall mean the Administrative Agent, Collateral Agent, Joint Lead Arrangers, Joint Bookrunners, Co-Syndication Agents and Co-Documentation Agents; and “Agent” shall mean any of them.

“Co-Documentation Agents” shall mean Merrill Lynch, Pierce, Fenner & Smith Incorporated and Natixis, acting in their capacity as co-documentation agents.

1.2 The definition of “Documentation Agent” shall be deleted in its entirety.

1.3 Each reference to “Documentation Agent” in any Loan Document shall be deemed to be a reference to “Co-Documentation Agents”.

SECTION 2 Effectiveness. This Amendment will become effective upon receipt by the Administrative Agent of executed signature pages hereto from the Borrower and the Administrative Agent.

SECTION 3 Counterparts. This Amendment may be executed in any number of counterparts and by different parties hereto on separate counterparts, each of which when so executed and delivered shall be deemed to be an original, but all of which when taken together shall constitute a single instrument. Delivery of an executed counterpart of a signature page of this Amendment by facsimile or other electronic transmission shall be effective as delivery of a manually executed counterpart hereof.

SECTION 4 Applicable Law. THIS AMENDMENT SHALL BE GOVERNED BY, CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.

SECTION 5 Headings. The headings of this Amendment are for purposes of reference only and shall not limit or otherwise affect the meaning hereof.

SECTION 6 Effect of Amendment. Except as expressly set forth herein, this Amendment shall not by implication or otherwise limit, impair, constitute a waiver of or otherwise affect the rights and remedies of the Lenders, Administrative Agent or Collateral Agent under the Credit Agreement or any other Loan Document, and shall not alter, modify, amend or in any way affect any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement or any other provision of the Credit Agreement or any other Loan Document, all of which are ratified and affirmed in all respects and shall continue in full force and effect.

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IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed by their respective authorized officer or officers as of the day and year first above written.

LOCAL INSIGHT REGATTA HOLDINGS, INC., as the Borrower

By:	/s/ John S. Fischer
Name: John S. Fischer
Title: General Counsel

[Amendment No. 1]

JPMORGAN CHASE BANK, N.A., as Administrative Agent

By:	/s/ Christophe Vohmann
Name: Christophe Vohmann
Title: Vice President